UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2012

Augme Technologies, Inc.

(Exact name of registrant as specified in Charter)

Delaware	333-57818	20-0122076
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 7th Avenue, 2nd Floor

New York, NY 10001

(Address of Principal Executive Offices)

855-423-5433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters

On October 3, 2012, Augme Technologies, Inc. issued a press release announcing the closing of a public offering of common stock together with warrants.  A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

	99.1	Press Release of Augme Technologies, Inc. dated October 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Augme Technologies, Inc. (Registrant)

Date: October 3, 2012	By:	/s/ Robert F. Hussey
Robert F. Hussey
Interim Chief Executive Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press Release of Augme Technologies, Inc. dated October 3, 2012